UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2015

______________________RBC Life Sciences, Inc.______________________ (Exact name of registrant as specified in its charter)
_______NEVADA_______ (State or other jurisdiction of incorporation)	_______000-50417_________ (Commission File Number)	_______91-2015186________ (IRS Employer Identification No.)
2301 CROWN COURT, IRVING, TEXAS (Address of principal executive offices)		____________75038_____________ (Zip Code)
Registrant's telephone number, including area code __________972-893-4000______________
__________________________N/A____________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 15, 2015, RBC Life Sciences, Inc., formerly Royal Bodycare, Inc., (the “Company”) completed the previously announced sale of its headquarters building and related parcel of land in Irving, Texas (the "Facility") for approximately $5.18 million. The sale was consummated under the terms of the Commercial Contract of Sale entered into by the Company on April 9, 2015, as subsequently modified on April 29, 2015 and May 26, 2015 (the "Sale Agreement"). After repayment of outstanding mortgage debt secured by the Facility of approximately $1.13 million and payment of other closing costs and adjustments, the Company received net cash proceeds of approximately $3.75 million pursuant to the Sale Agreement. The foregoing summary description of the Sale Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Sale Agreement, a copy of which was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K dated June 3, 2015 and is incorporated herein by reference.

Effective upon closing of the sale of the Facility, the purchaser, BCKK Investment Group, Inc. (the "Purchaser"), leased the Facility to American Christmas Light & Supply, Inc. (the "Lessee"), which in turn subleased the Facility to the Company. The Commercial Lease Agreement between the Purchaser and Lessee and the Commercial Sublease Agreement between the Lessee and the Company are included as Exhibits 10.1 and 10.2, respectively, to this Form 8-K. Among other provisions, the Commercial Sublease Agreement provides a lease term ending April 30, 2016 and rent of approximately $35,000 per month. The foregoing summary descriptions of the Commercial Lease Agreement and the Commercial Sublease Agreement do not purport to be complete and are each qualified in their entirety by reference to the terms of the Commercial Lease Agreement and the Commercial Sublease Agreement, respectively.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits
Exhibit No.    Description

10.1	Commercial Lease Agreement dated July 15, 2015 between BCKK Investment Group, Inc. and American Christmas Light & Supply, Inc.

10.2	Commercial Sublease Agreement dated July 15, 2015 between American Christmas Lights & Supply, Inc., and the Company.

10.3
Commercial Contract of Sale between the Company and Decor Pro LLC, as modified, dated April 9, 2015 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 3, 2015).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2015

RBC Life Sciences, Inc.

By: /s/ Daley L. Seeker
Name: Daley L. Seeker
Title: Vice President-Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	Commercial Lease Agreement dated July 15, 2015 between BCKK Investment Group, Inc. and American Christmas Light & Supply, Inc.
10.2	Commercial Sublease Agreement dated July 15, 2015 between American Christmas Lights & Supply, Inc., and the Company.
10.3
Commercial Contract of Sale between the Company and Decor Pro LLC, as modified, dated April 9, 2015 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on June 3, 2015).